Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Supplement
March 31, 2023

Notes:
The preparation of financial statement data in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.
Fully-Taxable Equivalent Basis
Interest income, yields, and ratios on a FTE basis are considered non-GAAP financial measures.  Management believes net interest income on a FTE basis provides a more accurate picture of the interest margin for comparison purposes.  The FTE basis also allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources.  The FTE basis assumes a federal statutory tax rate of 21%.
Non-Regulatory Capital Ratios
In addition to capital ratios defined by banking regulators, the Company considers various other measures when evaluating capital utilization and adequacy, including:
•Tangible common equity to tangible assets, and
•Tangible common equity to risk-weighted assets using Basel III definition.
These non-regulatory capital ratios are viewed by management as useful additional methods of reflecting the level of capital available to withstand unexpected market conditions. Additionally, presentation of these ratios allows readers to compare the Company’s capitalization to other financial services companies. These ratios differ from capital ratios defined by banking regulators principally in that the numerator excludes preferred securities, the nature and extent of which varies among different financial services companies. These ratios are not defined in GAAP or federal banking regulations. As a result, these non-regulatory capital ratios disclosed by the Company may be considered non-GAAP financial measures.
Because there are no standardized definitions for these non-regulatory capital ratios, the Company’s calculation methods may differ from those used by other financial services companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider the consolidated financial statements and other financial information contained in the related press release in their entirety, and not to rely on any single financial measure.

Huntington Bancshares Incorporated
Quarterly Key Statistics
(Unaudited)

	Three Months Ended
(dollar amounts in millions, except per share data)	March 31,	December 31,	March 31,	Percent Changes vs.
	2023	2022	2022	4Q22	1Q22
Net interest income (2)	$1,418	$1,471	$1,154	(4)%	23%
FTE adjustment	(9)	(9)	(8)	—	(13)
Net interest income	1,409	1,462	1,146	(4)	23
Provision for credit losses	85	91	25	(7)	240
Noninterest income	512	499	499	3	3
Noninterest expense	1,086	1,077	1,053	1	3
Income before income taxes	750	793	567	(5)	32
Provision for income taxes	144	144	105	—	37
Income after income taxes	606	649	462	(7)	31
Income attributable to non-controlling interest	4	4	2	—	100
Net income attributable to Huntington	602	645	460	(7)	31
Dividends on preferred shares	29	28	28	4	4
Net income applicable to common shares	$573	$617	$432	(7)%	33

Net income per common share - diluted	$0.39	$0.42	$0.29	(7)%	34%
Cash dividends declared per common share	0.155	0.155	0.155	—	—
Tangible book value per common share at end of period	7.32	6.82	7.47	7	(2)
Average common shares - basic	1,443	1,443	1,438	—	—
Average common shares - diluted	1,469	1,468	1,464	—	—
Ending common shares outstanding	1,444	1,443	1,439	—	—
Return on average assets	1.32%	1.41%	1.05%
Return on average common shareholders’ equity	14.6	16.0	10.4
Return on average tangible common shareholders’ equity (1)	23.1	26.0	15.8
Net interest margin (2)	3.40	3.52	2.88
Efficiency ratio (3)	55.6	54.0	62.9
Effective tax rate	19.2	18.2	18.5
Average total assets	$184,894	$181,292	$177,612	2	4
Average earning assets	169,112	165,545	162,414	2	4
Average loans and leases	120,420	118,907	111,142	1	8
Average loans and leases - linked quarter annualized growth rate	5.1%	6.6%	6.0%
Average total deposits	$146,144	$145,672	$142,917	—	2
Average core deposits (4)	141,077	140,696	139,148	—	1
Average Huntington shareholders’ equity	18,231	17,458	19,064	4	(4)
Average common total shareholders' equity	15,973	15,292	16,898	4	(5)
Average tangible common shareholders' equity	10,253	9,563	11,364	7	(10)
Total assets at end of period	189,070	182,906	176,856	3	7
Total Huntington shareholders’ equity at end of period	18,758	17,731	18,452	6	2

NCOs as a % of average loans and leases	0.19%	0.17%	0.07%
NAL ratio	0.44	0.48	0.60
NPA ratio (5)	0.48	0.50	0.63
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	1.77	1.77	1.79
Allowance for credit losses (ACL) as a % of total loans and leases at the end of period	1.90	1.90	1.87
Common equity tier 1 risk-based capital ratio (6)	9.55	9.36	9.22
Tangible common equity / tangible asset ratio (7)	5.77	5.55	6.28
See Notes to the Quarterly Key Statistics.

Key Statistics Footnotes
(1)Net income applicable to common shares excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 21% tax rate.
(2)On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.
(3)Noninterest expense less amortization of intangibles divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).
(4)Includes noninterest-bearing and interest-bearing demand deposits, money market deposits, savings and other domestic deposits, and core certificates of deposit.
(5)NPAs include other nonperforming assets, which includes certain impaired securities and/or nonaccrual loans held for sale, and other real estate owned.
(6)March 31, 2023, figures are estimated.
(7)Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, calculated at a 21% tax rate.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

	March 31,	December 31,
(dollar amounts in millions)	2023	2022	Percent Changes
	(Unaudited)
Assets
Cash and due from banks	$1,568	$1,796	(13)%
Interest-bearing deposits at Federal Reserve Bank	8,801	4,908	79
Interest-bearing deposits in banks	203	214	(5)
Trading account securities	18	19	(5)
Available-for-sale securities	24,086	23,423	3
Held-to-maturity securities	16,977	17,052	—
Other securities	1,299	854	52
Loans held for sale	457	529	(14)
Loans and leases (1)	121,179	119,523	1
Allowance for loan and lease losses	(2,142)	(2,121)	(1)
Net loans and leases	119,037	117,402	1
Bank owned life insurance	2,753	2,753	—
Accrued income and other receivables	1,521	1,573	(3)
Premises and equipment	1,136	1,156	(2)
Goodwill	5,561	5,571	—
Servicing rights and other intangible assets	685	712	(4)
Other assets	4,968	4,944	—
Total assets	$189,070	$182,906	3%

Liabilities and shareholders' equity
Liabilities
Deposits (2)	$145,278	$147,914	(2)%
Short-term borrowings	6,898	2,027	240
Long-term debt	13,072	9,686	35
Other liabilities	5,011	5,510	(9)
Total liabilities	170,259	165,137	3

Shareholders' equity
Preferred stock	2,484	2,167	15
Common stock	15	14	7
Capital surplus	15,332	15,309	—
Less treasury shares, at cost	(82)	(80)	(3)
Accumulated other comprehensive income (loss)	(2,755)	(3,098)	11
Retained earnings	3,764	3,419	10
Total Huntington shareholders’ equity	18,758	17,731	6
Non-controlling interest	53	38	39
Total equity	18,811	17,769	6
Total liabilities and equity	$189,070	$182,906	3%

Common shares authorized (par value of $0.01)	2,250,000,000	2,250,000,000
Common shares outstanding	1,443,614,966	1,443,068,036
Treasury shares outstanding	6,465,176	6,322,052
Preferred stock, authorized shares	6,617,808	6,617,808
Preferred shares outstanding	882,500	557,500
(1)See page 4 for detail of loans and leases.
(2)See page 5 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition
(Unaudited)

	March 31,		December 31,		September 30,		June 30,		March 31,
(dollar amounts in millions)	2023		2022		2022		2022		2022
Ending balances by type:
Total loans and leases
Commercial:
Commercial and industrial	$47,049	40%	$45,127	38%	$44,144	38%	$43,440	38%	$42,236	37%
Commercial real estate:
Commercial	15,122	12	15,132	13	14,717	12	14,173	12	13,381	12
Construction	1,255	1	1,502	1	1,739	2	1,522	1	2,010	2
Commercial real estate	16,377	13	16,634	14	16,456	14	15,695	13	15,391	14
Lease financing	5,244	4	5,252	4	5,093	4	5,043	4	4,978	4
Total commercial	68,670	57	67,013	56	65,693	56	64,178	55	62,605	55
Consumer:
Residential mortgage	22,472	19	22,226	19	21,816	18	21,220	18	19,942	18
Automobile	13,187	11	13,154	11	13,430	11	13,622	12	13,480	12
Home equity	10,166	8	10,375	9	10,440	9	10,426	9	10,343	9
RV and marine	5,404	4	5,376	4	5,436	5	5,453	5	5,191	5
Other consumer	1,280	1	1,379	1	1,332	1	1,322	1	1,256	1
Total consumer	52,509	43	52,510	44	52,454	44	52,043	45	50,212	45
Total loans and leases	$121,179	100%	$119,523	100%	$118,147	100%	$116,221	100%	$112,817	100%

	March 31,		December 31,		September 30,		June 30,		March 31,
(dollar amounts in millions)	2023		2022		2022		2022		2022
Ending balances by business segment:
Commercial Banking	$56,828	47%	$55,497	47%	$54,515	47%	$52,845	45%	$51,132	45%
Consumer and Business Banking	32,236	27	32,386	27	32,115	27	32,144	28	31,756	29
Vehicle Finance	22,071	18	21,741	18	21,707	18	21,848	19	21,344	19
RBHPCG (Regional Banking and The Huntington Private Client Group)	9,851	8	9,760	8	9,586	8	9,181	8	8,435	7
Treasury / Other	193	—	139	—	224	—	203	—	150	—
Total loans and leases	$121,179	100%	$119,523	100%	$118,147	100%	$116,221	100%	$112,817	100%

Average balances by business segment:
Commercial Banking	$56,146	47%	$54,979	47%	$53,255	46%	$51,280	45%	$49,515	45%
Consumer and Business Banking	32,235	27	32,259	27	32,116	27	31,926	28	32,134	29
Vehicle Finance	21,969	18	21,721	18	21,748	19	21,601	19	21,155	19
RBHPCG	9,778	8	9,666	8	9,416	8	8,786	8	8,178	7
Treasury / Other	292	—	282	—	429	—	356	—	160	—
Total loans and leases	$120,420	100%	$118,907	100%	$116,964	100%	$113,949	100%	$111,142	100%

Huntington Bancshares Incorporated
Deposits Composition
(Unaudited)

	March 31,		December 31,		September 30,		June 30,		March 31,
(dollar amounts in millions)	2023		2022		2022		2022		2022
Ending balances:
Total deposits by type:
Demand deposits - noninterest-bearing	$36,789	25%	$38,242	26%	$40,762	28%	$42,131	29%	$43,824	29%
Demand deposits - interest-bearing	39,827	28	43,136	29	43,673	30	41,433	28	42,099	29
Money market deposits	37,276	26	36,082	24	33,811	23	34,257	24	33,444	23
Savings and other domestic deposits	19,546	13	20,357	14	21,274	15	21,583	15	21,716	15
Core certificates of deposit (1)	6,981	5	4,324	3	2,115	1	2,103	1	2,358	2
Total core deposits	140,419	97	142,141	96	141,635	97	141,507	97	143,441	98
Other domestic deposits of $250,000 or more	282	—	220	—	186	—	221	—	274	—
Negotiable CDS, brokered and other deposits	4,577	3	5,553	4	4,492	3	3,707	3	3,250	2
Total deposits	$145,278	100%	$147,914	100%	$146,313	100%	$145,435	100%	$146,965	100%

Total core deposits:
Commercial	$61,132	44%	$64,107	45%	$65,151	46%	$63,629	45%	$64,013	45%
Consumer	79,287	56	78,034	55	76,484	54	77,878	55	79,428	55
Total core deposits	$140,419	100%	$142,141	100%	$141,635	100%	$141,507	100%	$143,441	100%

Total deposits by business segment:
Commercial Banking	$35,243	24%	$37,509	25%	$37,194	25%	$34,670	24%	$35,034	24%
Consumer and Business Banking	94,729	65	93,676	64	93,854	65	95,693	66	96,907	65
Vehicle Finance	1,018	1	1,136	1	1,173	1	1,291	1	1,323	1
RBHPCG	9,009	6	9,550	6	8,982	6	9,226	6	9,672	7
Treasury / Other (2)	5,279	4	6,043	4	5,110	3	4,555	3	4,029	3
Total deposits	$145,278	100%	$147,914	100%	$146,313	100%	$145,435	100%	$146,965	100%

Average balances:
Total core deposits:
Commercial	$63,423	45%	$65,128	46%	$65,278	46%	$63,921	45%	$61,772	44%
Consumer	77,654	55	75,568	54	76,414	54	77,881	55	77,376	56
Total core deposits	$141,077	100%	$140,696	100%	$141,692	100%	$141,802	100%	$139,148	100%

Average deposits by business segment:
Commercial Banking	$36,897	25%	$37,006	25%	$36,636	25%	$35,156	24%	$33,355	23%
Consumer and Business Banking	93,210	64	92,654	64	93,924	65	95,263	65	94,464	66
Vehicle Finance	1,101	1	1,171	1	1,252	1	1,257	1	1,289	1
RBHPCG	9,231	6	9,249	6	9,242	6	9,493	7	9,520	7
Treasury / Other (2)	5,705	4	5,592	4	4,954	3	3,839	3	4,289	3
Total deposits	$146,144	100%	$145,672	100%	$146,008	100%	$145,008	100%	$142,917	100%
(1)Includes consumer certificates of deposit of $250,000 or more.
(2)Comprised primarily of national market deposits.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Quarterly Average Balances (1)
	March 31,	December 31,	September 30,	June 30,	March 31,	Percent Changes vs.
(dollar amounts in millions)	2023	2022	2022	2022	2022	4Q22	1Q22
Assets
Interest-bearing deposits at Federal Reserve Bank	$6,101	$4,615	$3,204	$3,532	$7,195	32%	(15)%
Interest-bearing deposits in banks	249	305	260	161	174	(18)	43
Securities:
Trading account securities	21	29	24	30	46	(28)	(54)
Available-for-sale securities:
Taxable	21,368	20,467	21,677	21,672	24,205	4	(12)
Tax-exempt	2,640	2,706	2,917	2,859	2,886	(2)	(9)
Total available-for-sale securities	24,008	23,173	24,594	24,531	27,091	4	(11)
Held-to-maturity securities - taxable	16,977	17,022	17,188	17,234	14,556	—	17
Other securities	886	857	804	755	967	3	(8)
Total securities	41,892	41,081	42,610	42,550	42,660	2	(2)
Loans held for sale	450	637	986	1,033	1,243	(29)	(64)
Loans and leases: (2)
Commercial:
Commercial and industrial	46,110	44,747	43,598	42,689	41,397	3	11
Commercial real estate:
Commercial	15,200	14,937	14,405	13,516	13,186	2	15
Construction	1,400	1,676	1,697	1,760	1,877	(16)	(25)
Commercial real estate	16,600	16,613	16,102	15,276	15,063	—	10
Lease financing	5,209	5,080	4,981	4,919	4,912	3	6
Total commercial	67,919	66,440	64,681	62,884	61,372	2	11
Consumer:
Residential mortgage	22,327	22,011	21,552	20,527	19,505	1	14
Automobile	13,245	13,284	13,514	13,557	13,463	—	(2)
Home equity	10,258	10,417	10,431	10,373	10,414	(2)	(1)
RV and marine	5,366	5,408	5,454	5,317	5,103	(1)	5
Other consumer	1,305	1,347	1,332	1,291	1,285	(3)	2
Total consumer	52,501	52,467	52,283	51,065	49,770	—	5
Total loans and leases	120,420	118,907	116,964	113,949	111,142	1	8
Total earning assets	169,112	165,545	164,024	161,225	162,414	2	4
Cash and due from banks	1,598	1,650	1,697	1,669	1,648	(3)	(3)
Goodwill and other intangible assets	5,759	5,771	5,781	5,613	5,584	—	3
All other assets	10,568	10,458	10,154	10,107	10,013	1	6
Allowance for loan and lease losses	(2,143)	(2,132)	(2,099)	(2,053)	(2,047)	(1)	(5)
Total assets	$184,894	$181,292	$179,557	$176,561	$177,612	2%	4%
Liabilities and shareholders' equity
Interest-bearing deposits:
Demand deposits - interest-bearing	$40,654	$42,705	$42,038	$41,712	$40,634	(5)%	—%
Money market deposits	37,301	34,390	34,058	33,791	32,672	8	14
Savings and other domestic deposits	19,877	20,831	21,439	21,683	21,316	(5)	(7)
Core certificates of deposit (3)	5,747	2,926	2,040	2,228	2,560	96	124
Other domestic deposits of $250,000 or more	252	198	193	225	316	27	(20)
Negotiable CDS, brokered and other deposits	4,815	4,777	4,124	2,981	3,453	1	39
Total interest-bearing deposits	108,646	105,827	103,892	102,620	100,951	3	8
Short-term borrowings	4,371	545	2,609	2,103	4,728	702	(8)
Long-term debt	11,047	12,650	8,251	7,024	6,914	(13)	60
Total interest-bearing liabilities	124,064	119,022	114,752	111,747	112,593	4	10
Demand deposits - noninterest-bearing	37,498	39,845	42,116	42,388	41,966	(6)	(11)
All other liabilities	5,056	4,929	4,340	4,168	3,964	3	28
Total liabilities	166,618	163,796	161,208	158,303	158,523	2	5
Total Huntington shareholders’ equity	18,231	17,458	18,317	18,228	19,064	4	(4)
Non-controlling interest	45	38	32	30	25	18	80
Total equity	18,276	17,496	18,349	18,258	19,089	4	(4)
Total liabilities and equity	$184,894	$181,292	$179,557	$176,561	$177,612	2%	4%
(1)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes nonaccrual loans and leases.
(3)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Interest Income / Expense (1)(2)
(Unaudited)

	Quarterly Interest Income / Expense
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2023	2022	2022	2022	2022
Assets
Interest-bearing deposits at Federal Reserve Bank	$71	$46	$19	$7	$3
Interest-bearing deposits in banks	5	5	2	1	—
Securities:
Trading account securities	—	—	—	1	—
Available-for-sale securities:
Taxable	232	198	165	123	90
Tax-exempt	29	28	25	19	22
Total available-for-sale securities	261	226	190	142	112
Held-to-maturity securities - taxable	102	100	95	90	66
Other securities	10	9	7	6	5
Total securities	373	335	292	239	183
Loans held for sale	7	8	13	10	10
Loans and leases:
Commercial:
Commercial and industrial	643	578	490	415	392
Commercial real estate:
Commercial	250	220	169	115	97
Construction	26	28	21	16	17
Commercial real estate	276	248	190	131	114
Lease financing	68	66	63	61	61
Total commercial	987	892	743	607	567
Consumer:
Residential mortgage	190	183	174	158	146
Automobile	129	125	120	115	112
Home equity	181	172	143	115	102
RV and marine	58	61	59	55	52
Other consumer	36	36	32	30	28
Total consumer	594	577	528	473	440
Total loans and leases	1,581	1,469	1,271	1,080	1,007
Total earning assets	$2,037	$1,863	$1,597	$1,337	$1,203

Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	$132	$102	$42	$11	$3
Money market deposits	172	75	25	8	4
Savings and other domestic deposits	3	2	1	1	1
Core certificates of deposit (3)	43	10	1	—	1
Other domestic deposits of $250,000 or more	2	1	—	—	—
Negotiable CDS, brokered and other deposits	54	45	23	5	2
Total interest-bearing deposits	406	235	92	25	11
Short-term borrowings	60	10	22	7	7
Long-term debt	153	147	71	38	31
Total interest-bearing liabilities	619	392	185	70	49
Net interest income	$1,418	$1,471	$1,412	$1,267	$1,154
(1)Fully-taxable equivalent (FTE) income and expense calculated assuming a 21% tax rate. See page 9 for the FTE adjustment.
(2)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Yield
(Unaudited)

	Quarterly Average Rates
	March 31,	December 31,	September 30,	June 30,	March 31,
Fully-taxable equivalent basis (1)	2023	2022	2022	2022	2022
Assets
Interest-bearing deposits at Federal Reserve Bank	4.65%	3.99%	2.39%	0.80%	0.17%
Interest-bearing deposits in banks	8.50	5.72	3.31	1.32	0.15
Securities:
Trading account securities	5.37	5.45	4.12	3.99	3.39
Available-for-sale securities:
Taxable	4.34	3.87	3.06	2.25	1.49
Tax-exempt	4.40	4.21	3.39	2.71	3.00
Total available-for-sale securities	4.35	3.91	3.09	2.30	1.65
Held-to-maturity securities - taxable	2.41	2.34	2.21	2.10	1.81
Other securities	4.35	4.15	3.21	3.62	1.88
Total securities	3.56	3.26	2.74	2.24	1.72
Loans held for sale	5.85	5.42	4.98	4.08	3.15
Loans and leases: (3)
Commercial:
Commercial and industrial	5.58	5.05	4.40	3.84	3.79
Commercial real estate:
Commercial	6.58	5.78	4.57	3.38	2.94
Construction	7.40	6.54	4.95	3.70	3.52
Commercial real estate	6.65	5.85	4.61	3.41	3.01
Lease financing	5.25	5.02	4.95	4.98	4.93
Total commercial	5.82	5.25	4.50	3.83	3.69
Consumer:
Residential mortgage	3.41	3.33	3.23	3.09	2.99
Automobile	3.94	3.74	3.53	3.40	3.38
Home equity	7.14	6.57	5.43	4.44	3.99
RV and marine	4.42	4.45	4.29	4.12	4.15
Other consumer	11.18	10.38	9.55	9.08	8.96
Total consumer	4.57	4.37	4.02	3.70	3.57
Total loans and leases	5.27	4.86	4.28	3.77	3.64
Total earning assets	4.89	4.46	3.86	3.33	3.00
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	1.32	0.94	0.40	0.10	0.03
Money market deposits	1.87	0.86	0.29	0.09	0.05
Savings and other domestic deposits	0.07	0.03	0.02	0.02	0.02
Core certificates of deposit (4)	3.01	1.42	0.10	0.07	0.14
Other domestic deposits of $250,000 or more	2.45	1.31	0.35	0.23	0.08
Negotiable CDS, brokered and other deposits	4.56	3.74	2.25	0.72	0.17
Total interest-bearing deposits	1.52	0.88	0.35	0.10	0.04
Short-term borrowings	5.56	7.71	3.31	1.40	0.57
Long-term debt	5.52	4.66	3.40	2.16	1.83
Total interest-bearing liabilities	2.02	1.31	0.64	0.25	0.18
Net interest rate spread	2.87	3.15	3.22	3.08	2.82
Impact of noninterest-bearing funds on margin	0.53	0.37	0.20	0.07	0.06
Net interest margin	3.40%	3.52%	3.42%	3.15%	2.88%

Commercial Loan Derivative Impact
(Unaudited)	Average Rates
	2023	2022	2022	2022	2022
Fully-taxable equivalent basis (1)	First	Fourth	Third	Second	First
Commercial loans (2)(3)	6.42%	5.68%	4.62%	3.69%	3.47%
Impact of commercial loan derivatives	(0.60)	(0.43)	(0.12)	0.14	0.22
Total commercial - as reported	5.82%	5.25%	4.50%	3.83%	3.69%
Average 1 Month LIBOR	4.62%	3.89%	2.46%	1.01%	0.23%
Average SOFR	4.50%	3.61%	2.14%	0.70%	0.09%
(1)Fully-taxable equivalent (FTE) yields are calculated assuming a 21% tax rate. See page 9 for the FTE adjustment.
(2)Yield/rates exclude the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3)Includes nonaccrual loans and leases.
(4)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data
(Unaudited)

	Three Months Ended
(dollar amounts in millions, except per share data)	March 31,	December 31,	September 30,	June 30,	March 31,
	2023	2022	2022	2022	2022
Interest income	$2,028	$1,854	$1,589	$1,331	$1,195
Interest expense	619	392	185	70	49
Net interest income	1,409	1,462	1,404	1,261	1,146
Provision for credit losses	85	91	106	67	25
Net interest income after provision for credit losses	1,324	1,371	1,298	1,194	1,121
Service charges on deposit accounts	83	89	93	105	97
Card and payment processing income	93	96	96	96	86
Capital markets fees	59	83	73	54	42
Trust and investment management services	62	61	60	63	65
Mortgage banking income	26	25	26	44	49
Leasing revenue	26	35	29	27	35
Insurance income	34	31	28	27	31
Gain on sale of loans	3	2	15	12	28
Bank owned life insurance income	16	15	13	11	17
Net gains on sales of securities	1	—	—	—	—
Other noninterest income	109	62	65	46	49
Total noninterest income	512	499	498	485	499
Personnel costs	649	630	614	577	580
Outside data processing and other services	151	147	145	153	165
Equipment	64	67	60	61	81
Net occupancy	60	61	63	58	64
Marketing	25	22	24	24	21
Professional services	16	21	18	19	19
Deposit and other insurance expense	20	14	15	20	18
Amortization of intangibles	13	13	13	13	14
Lease financing equipment depreciation	8	9	11	11	14
Other noninterest expense	80	93	90	82	77
Total noninterest expense	1,086	1,077	1,053	1,018	1,053
Income before income taxes	750	793	743	661	567
Provision for income taxes	144	144	146	120	105
Income after income taxes	606	649	597	541	462
Income attributable to non-controlling interest	4	4	3	2	2
Net income attributable to Huntington	602	645	594	539	460
Dividends on preferred shares	29	28	29	28	28
Net income applicable to common shares	$573	$617	$565	$511	$432

Average common shares - basic	1,443	1,443	1,443	1,441	1,438
Average common shares - diluted	1,469	1,468	1,465	1,463	1,464

Per common share
Net income - basic	$0.40	$0.43	$0.39	$0.35	$0.30
Net income - diluted	0.39	0.42	0.39	0.35	0.29
Cash dividends declared	0.155	0.155	0.155	0.155	0.155

Revenue - fully-taxable equivalent (FTE)
Net interest income	$1,409	$1,462	$1,404	$1,261	$1,146
FTE adjustment	9	9	8	6	8
Net interest income (1)	1,418	1,471	1,412	1,267	1,154
Noninterest income	512	499	498	485	499
Total revenue (1)	$1,930	$1,970	$1,910	$1,752	$1,653
(1)On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Noninterest Income
(Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	Percent Changes vs.
(dollar amounts in millions)	2023	2022	2022	2022	2022	4Q22	1Q22
Net origination and secondary marketing income	$16	$16	$25	$27	$37	—%	(57)%
Net mortgage servicing income
Loan servicing income	23	22	22	22	22	5	5
Amortization of capitalized servicing	(10)	(11)	(14)	(16)	(15)	9	33
Operating income	13	11	8	6	7	18	86
MSR valuation adjustment (1)	(12)	2	17	44	51	(700)	(124)
Gains (losses) due to MSR hedging	9	(4)	(24)	(34)	(47)	325	119
Net MSR risk management	(3)	(2)	(7)	10	4	(50)	(175)
Total net mortgage servicing income	$10	$9	$1	$16	$11	11%	(9)%
All other	—	—	—	1	1	—	(100)
Mortgage banking income	$26	$25	$26	$44	$49	4%	(47)%

Mortgage origination volume	$1,412	$1,719	$2,491	$3,366	$2,881	(18)%	(51)%
Mortgage origination volume for sale	809	889	1,339	1,263	1,519	(9)	(47)

Third party mortgage loans serviced (2)	32,496	32,354	31,988	31,704	31,570	—	3
Mortgage servicing rights (2)	485	494	486	463	416	(2)	17
MSR % of investor servicing portfolio (2)	1.49%	1.53%	1.52%	1.46%	1.32%	(3)%	13%
(1)The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2023	2022	2022	2022	2022
Allowance for loan and lease losses, beginning of period	$2,121	$2,110	$2,074	$2,018	$2,030
Loan and lease charge-offs	(99)	(97)	(83)	(52)	(81)
Recoveries of loans and leases previously charged-off	42	47	39	44	62
Net loan and lease charge-offs	(57)	(50)	(44)	(8)	(19)
Provision (benefit) for loan and lease losses	78	61	80	64	7
Allowance for loan and lease losses, end of period	2,142	2,121	2,110	2,074	2,018
Allowance for unfunded lending commitments, beginning of period	150	120	94	91	77
Provision for unfunded lending commitments	7	30	26	3	14
Allowance for unfunded lending commitments, end of period	157	150	120	94	91
Total allowance for credit losses, end of period	$2,299	$2,271	$2,230	$2,168	$2,109
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.77%	1.77%	1.79%	1.78%	1.79%
Nonaccrual loans and leases (NALs)	402	373	351	316	296
Nonperforming assets (NPAs)	371	357	336	304	285
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.90%	1.90%	1.89%	1.87%	1.87%
Nonaccrual loans and leases (NALs)	431	400	371	330	309
Nonperforming assets (NPAs)	398	382	355	318	298

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2023	2022	2022	2022	2022
Allocation of allowance for credit losses
Commercial
Commercial and industrial	$915	$890	$860	$804	$937
Commercial real estate	492	482	504	498	521
Lease financing	50	52	50	40	56
Total commercial	1,457	1,424	1,414	1,342	1,514
Consumer
Residential mortgage	176	187	178	177	139
Automobile	151	141	118	146	101
Home equity	118	105	126	131	60
RV and marine	144	143	127	147	96
Other consumer	96	121	147	131	108
Total consumer	685	697	696	732	504
Total allowance for loan and lease losses	2,142	2,121	2,110	2,074	2,018
Allowance for unfunded lending commitments	157	150	120	94	91
Total allowance for credit losses	$2,299	$2,271	$2,230	$2,168	$2,109

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2023	2022	2022	2022	2022
Net charge-offs (recoveries) by loan and lease type:
Commercial:
Commercial and industrial	$16	$9	$16	$(4)	$(23)
Commercial real estate	18	7	(3)	(4)	8
Lease financing	(5)	5	2	(3)	5
Total commercial	29	21	15	(11)	(10)
Consumer:
Residential mortgage	—	—	(1)	(1)	—
Automobile	5	3	3	—	—
Home equity	(1)	—	(2)	(2)	(1)
RV and marine	2	2	2	1	3
Other consumer	22	24	27	21	27
Total consumer	28	29	29	19	29
Total net charge-offs	$57	$50	$44	$8	$19

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2023	2022	2022	2022	2022
Net charge-offs (recoveries) - annualized percentages:
Commercial:
Commercial and industrial	0.14%	0.08%	0.15%	(0.04)%	(0.22)%
Commercial real estate	0.42	0.17	(0.06)	(0.11)	0.22
Lease financing	(0.37)	0.40	0.17	(0.24)	0.40
Total commercial	0.17	0.13	0.10	(0.07)	(0.06)
Consumer:
Residential mortgage	0.01	(0.01)	(0.02)	(0.02)	—
Automobile	0.14	0.12	0.07	—	0.01
Home equity	(0.02)	(0.04)	(0.07)	(0.08)	(0.03)
RV and marine	0.18	0.15	0.17	0.10	0.20
Other consumer	6.37	7.08	8.09	6.60	8.46
Total consumer	0.21	0.22	0.22	0.15	0.23
Net charge-offs as a % of average loans and leases	0.19%	0.17%	0.15%	0.03%	0.07%

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs) (1)
(Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2023	2022	2022	2022	2022
Nonaccrual loans and leases (NALs):
Commercial and industrial	$273	$288	$288	$324	$323
Commercial real estate	86	92	110	117	114
Lease financing	14	18	30	22	38
Residential mortgage	81	90	94	111	117
Automobile	4	4	4	4	4
Home equity	74	76	75	78	84
RV and marine	1	1	1	1	2
Total nonaccrual loans and leases	533	569	602	657	682
Other real estate, net:
Residential	20	11	11	11	10
Commercial	—	—	—	—	1
Total other real estate, net	20	11	11	11	11
Other NPAs (1)	25	14	14	14	15
Total nonperforming assets	$578	$594	$627	$682	$708

Nonaccrual loans and leases as a % of total loans and leases	0.44%	0.48%	0.51%	0.57%	0.60%
NPA ratio (2)	0.48	0.50	0.53	0.59	0.63
(NPA+90days)/(Loan+OREO) (3)	0.63	0.67	0.72	0.77	0.88

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2023	2022	2022	2022	2022
Nonperforming assets, beginning of period	$594	$627	$682	$708	$750
New nonperforming assets	237	251	119	181	204
Returns to accruing status	(73)	(84)	(42)	(81)	(57)
Charge-offs	(54)	(54)	(39)	(26)	(32)
Payments	(124)	(144)	(89)	(97)	(155)
Sales	(2)	(2)	(4)	(3)	(2)
Nonperforming assets, end of period	$578	$594	$627	$682	$708
(1)Other nonperforming assets include certain impaired securities and/or nonaccrual loans held-for-sale.
(2)Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.
(3)The sum of nonperforming assets and total accruing loans and leases past due 90 days or more divided by the sum of loans and leases and other real estate.

Huntington Bancshares Incorporated
Quarterly Accruing Past Due Loans and Leases
(Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2023	2022	2022	2022	2022
Accruing loans and leases past due 90+ days:
Commercial and industrial	$12	$23	$29	$11	$10
Lease financing	10	9	18	10	12
Residential mortgage (excluding loans guaranteed by the U.S. Government)	20	21	17	14	25
Automobile	7	9	6	6	6
Home equity	18	15	12	13	12
RV and marine	2	3	2	2	1
Other consumer	2	2	3	2	2
Total, excl. loans guaranteed by the U.S. Government	71	82	87	58	68
Add: loans guaranteed by U.S. Government	114	125	136	154	212
Total accruing loans and leases past due 90+ days, including loans guaranteed by the U.S. Government	$185	$207	$223	$212	$280

Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.06%	0.07%	0.07%	0.05%	0.06%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.09	0.10	0.12	0.13	0.19
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.15	0.17	0.19	0.18	0.25

Huntington Bancshares Incorporated
Quarterly Capital Under Current Regulatory Standards (Basel III) and Other Capital Data
(Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2023	2022	2022	2022	2022
Common equity tier 1 risk-based capital ratio: (1)
Total Huntington shareholders’ equity	$18,758	$17,731	$17,136	$17,950	$18,452
Regulatory capital adjustments:
CECL transitional amount (2)	219	328	328	328	328
Shareholders’ preferred equity and related surplus	(2,494)	(2,177)	(2,177)	(2,177)	(2,177)
Accumulated other comprehensive loss	2,755	3,098	3,276	2,098	1,314
Goodwill and other intangibles, net of taxes	(5,636)	(5,663)	(5,675)	(5,686)	(5,474)
Deferred tax assets from tax loss and credit carryforwards	(14)	(27)	(29)	(36)	(46)
Common equity tier 1 capital	13,588	13,290	12,859	12,477	12,397
Additional tier 1 capital
Shareholders’ preferred equity and related surplus	2,494	2,177	2,177	2,177	2,177
Tier 1 capital	16,082	15,467	15,036	14,654	14,574
Long-term debt and other tier 2 qualifying instruments	1,395	1,424	1,441	1,462	1,464
Qualifying allowance for loan and lease losses	1,779	1,682	1,637	1,541	1,485
Tier 2 capital	3,174	3,106	3,078	3,003	2,949
Total risk-based capital	$19,256	$18,573	$18,114	$17,657	$17,523
Risk-weighted assets (RWA)(1)	$142,335	$141,940	$138,759	$137,841	$134,484
Common equity tier 1 risk-based capital ratio (1)	9.55%	9.36%	9.27%	9.05%	9.22%
Other regulatory capital data:
Tier 1 leverage ratio (1)	8.79	8.60	8.51	8.46	8.43
Tier 1 risk-based capital ratio (1)	11.30	10.90	10.84	10.63	10.84
Total risk-based capital ratio (1)	13.53	13.09	13.05	12.81	13.03
Non-regulatory capital data:
Tangible common equity / RWA ratio (1)	7.43	6.93	6.66	7.28	8.00
(1)March 31, 2023, figures are estimated.
(2)Upon adoption in 2020, Huntington elected to temporarily delay certain effects of CECL on regulatory capital, utilizing a two-year delay followed by a three-year transition period. January 1, 2022 began the three-year transition period, whereby 100% of the day-one impact of adopting CECL and 25% of the cumulative change in the reported allowance for credit losses since adopting CECL will be recognized over the three-year transition period. As of March 31, 2023, 50% of the cumulative CECL deferral has been phased in. As of March 31, 2022, June 30, 2022, September 30, 2022, and December 31, 2022 25% of the cumulative CECL deferral has been phased in.

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Non-Regulatory Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	March 31,	December 31,	September 30,	June 30,	March 31,
	2023	2022	2022	2022	2022
Cash dividends declared per common share	$0.155	$0.155	$0.155	$0.155	$0.155
Common shares outstanding (in millions)
Average - basic	1,443	1,443	1,443	1,441	1,438
Average - diluted	1,469	1,468	1,465	1,463	1,464
Ending	1,444	1,443	1,443	1,442	1,439
Tangible book value per common share (1)	$7.32	$6.82	$6.40	$6.96	$7.47

Non-regulatory capital

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2023	2022	2022	2022	2022
Calculation of tangible equity / asset ratio:
Total Huntington shareholders’ equity	$18,758	$17,731	$17,136	$17,950	$18,452
Goodwill and other intangible assets	(5,741)	(5,766)	(5,775)	(5,788)	(5,577)
Deferred tax liability on other intangible assets (1)	38	41	43	46	48
Total tangible equity	13,055	12,006	11,404	12,208	12,923
Preferred equity	(2,484)	(2,167)	(2,167)	(2,167)	(2,167)
Total tangible common equity	$10,571	$9,839	$9,237	$10,041	$10,756
Total assets	$189,070	$182,906	$179,402	$178,782	$176,856
Goodwill and other intangible assets	(5,741)	(5,766)	(5,775)	(5,788)	(5,577)
Deferred tax liability on other intangible assets (1)	38	41	43	46	48
Total tangible assets	$183,367	$177,181	$173,670	$173,040	$171,327
Tangible equity / tangible asset ratio	7.12%	6.78%	6.57%	7.06%	7.54%
Tangible common equity / tangible asset ratio	5.77	5.55	5.32	5.80	6.28
Other data:
Number of employees (Average full-time equivalent)	20,198	20,007	19,997	19,866	19,722
Number of domestic full-service branches (2)	1,001	1,032	1,032	1,032	1,030
ATM Count	1,668	1,695	1,715	1,731	1,729
(1)Deferred tax liability related to other intangible assets is calculated at a 21% tax rate.
(2)Includes Regional Banking and The Huntington Private Client Group offices.

Huntington Bancshares Incorporated
Reconciliation of Non-GAAP Financial Measures
(Unaudited)

Huntington believes certain non-GAAP financial measures to be helpful in understanding Huntington’s results of operations. The following tables provide the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure.

	Three months ended			Percent Changes vs.
($ in millions)	March 31, 2023	December 31, 2022	March 31, 2022	4Q22	1Q22
Pre-Provision Net Revenue (PPNR)
Total revenue (GAAP)	$1,921	$1,961	$1,645
FTE adjustment	9	9	8
Total revenue (FTE) (a)	1,930	1,970	1,653
Less: net gain/(loss) on securities	1	—	—
Less: Notable items	57	—	—
Total revenue (FTE), excluding net gain/(loss) on securities and notable items (b)	1,872	1,970	1,653

Noninterest expense (GAAP) (c)	1,086	1,077	1,053
Less: Notable items	42	15	46
Noninterest expense, excluding notable items (d)	1,044	1,062	1,007

PPNR (a-c)	844	893	600	(5)%	41%
PPNR, adjusted (b-d)	828	908	646	(9)%	28%